united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23764

AOG Institutional Fund
(Exact name of registrant as specified in charter)

11911 Freedom Drive, Suite 730, Reston, VA 20190
(Address of principal executive offices) (Zip code)

Peter Sattelmair
11911 Freedom Drive, Suite 730, Reston, VA 20190
(Name and address of agent for service)

Registrant's telephone number, including area code: 703-757-8020

Date of fiscal year end: 9/30

Date of reporting period: 9/30/25

EXPLANATORY NOTE

The Registrant is filing this amendment to its Form N-CSR (the “Amendment”) for the period ended September 30, 2025, originally filed with the Securities and Exchange Commission on December 8, 2025 (Accession Number 0001580642-25-007700) (the “Original Filing”). This Amendment is filed solely for the purpose of including Exhibit 19(a)(5), Change in the registrant’s independent public accountant, together with the letter of the registrant’s former independent registered public accounting firm. Except as set forth above (and the dates included on the signature page and the certifications required by Rule 30a-2(a) and Rule 30a-2(b)), the Amendment does not amend, update or change any other information or disclosures contained in the Original Filing. Items 1 through 18 of this Amendment to the Registrant’s Form N-CSR are incorporated by reference to the Original Filings.

ITEM 19. EXHIBITS

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2) Not applicable.

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4) Not applicable.

(a)(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. The exhibit, together with the letter of the registrant’s former independent registered public accounting firm, is attached hereto.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Frederick Baerenz
Principal Executive Officer
Date:	10/26/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By	/s/ Frederick Baerenz
Principal Executive Officer
Date:	10/26/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By	/s/ Peter Sattelmair
Principal Financial Officer
Date:	10/26/2026